Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS THIRD-QUARTER FINANCIAL RESULTS
MENLO PARK, Calif., October 24, 2023 — Robert Half Inc. (NYSE symbol: RHI) today reported revenues and earnings for the third quarter ended September 30, 2023.
For the three months ended September 30, 2023, net income was $96 million, or $0.90 per share, on revenues of $1.564 billion. For the three months ended September 30, 2022, net income was $166 million, or $1.53 per share, on revenues of $1.833 billion.
For the nine months ended September 30, 2023, net income was $324 million, or $3.04 per share, on revenues of $4.920 billion. For the nine months ended September 30, 2022, net income was $510 million, or $4.65 per share, on revenues of $5.511 billion.
“We delivered above-consensus top and bottom-line results for the third quarter, notwithstanding the ongoing macroeconomic uncertainty that lengthens both client and job candidate decision cycles. Both talent solutions and Protiviti exceeded expectations,” said M. Keith Waddell, president and chief executive officer at Robert Half. “Gross margins remained strong due to pricing discipline and the ongoing benefit from the rising mix of revenues from higher-skilled services. Our operating cost base also benefited from the targeted actions we have taken to align costs with revenues. We remain confident — both in our ability to weather the current climate and in our future growth prospects as the macro landscape improves.
“We’d like to thank our employees across the globe for their efforts, which made possible prestigious new accolades in the third quarter. Robert Half was honored by TIME Magazine as one of the World’s Best Companies and by Forbes as one of the World’s Best Employers. And — just today — we were again recognized as one of Fortune’s Best Workplaces for Women,” Waddell concluded.
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number is 888-394-8218 (+1-323-994-2093 outside the United States and Canada). The confirmation code to access the call is 3976679.
A recording of this call will be available for audio replay beginning at approximately 8 p.m. EDT on October 24 and ending at 8 p.m. EST on November 21. To access the replay, visit https://webcasts.com/RobertHalfQ32023. The conference call also will be archived in audio format on the Company’s website at roberthalf.com.
Robert Half is the world’s first and largest specialized talent solutions and business consulting firm that connects people with meaningful work and provides companies with the talent and subject matter expertise they need to confidently compete and grow. Robert Half is the parent company of Protiviti®, a global consulting firm that provides internal audit, risk, business and technology consulting solutions. Robert Half, including Protiviti, has been named to the Fortune® Most Admired Companies™ and Most Innovative Companies lists and is a Forbes Best Employer for Diversity.
Robert Half talent solutions and consulting operations has operations in more than 400 locations worldwide.
Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the Company’s future operating results or financial positions. Forward-looking statements are not guarantees or promises that goals or targets will be met. These statements may be identified by words such as “estimate,” “forecast,” “target,” “project,” “plan,” “intend,” “believe,” “expect,” “anticipate,” or variations or negatives thereof, or by similar or comparable words or phrases. In addition, historical, current, and forward-looking information about the Company’s ESG and compliance programs, including targets or goals, may not be considered material for SEC reporting purposes and may be based on standards for measuring progress that are still developing, on internal controls, diligence, or processes that are evolving, and on assumptions that are subject to change in the future. Forward-looking statements are estimates only, based on management’s current expectations, currently available information and current strategy, plans, or forecasts, and involve certain known and unknown risks and, uncertainties, and assumptions that are difficult to predict and often beyond our control and are inherently uncertain. Such risks and uncertainties could cause actual results to differ materially from those expressed in the statements.
These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; the duration and impact of the COVID-19 pandemic and efforts to mitigate its spread; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the Company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the Company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the Company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the Company’s services; the Company’s ability to maintain its margins; the possibility of the Company incurring liability for its activities, including the activities of its contract employees, or for events impacting its contract employees on clients’ premises; the possibility that adverse publicity could impact the Company’s ability to attract and retain clients and candidates; the success of the Company in attracting, training, and retaining qualified management personnel and other staff employees; the Company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the Company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the Company’s SEC filings; the ability of the Company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the Company will incur as a result of healthcare reform legislation may adversely affect the Company’s profit margins or the demand for the Company’s services; the possibility that the Company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the Company may fail to maintain adequate financial and management controls, and as a result, suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for broad-based consulting, regulatory compliance, technology services, public sector or other high-demand advisory services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
A summary of additional risks and uncertainties can be found in the Annual Report on Form 10-K for the year ended December 31, 2022 and in the Company's other filings with the U.S. Securities and Exchange Commission.
Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The Company undertakes no obligation to update information contained in this release, whether as a result of new information, future events, or otherwise, and notwithstanding any historical practice of doing so.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
	(Unaudited)		(Unaudited)

Service revenues	$1,563,812	$1,833,455	$4,919,625	$5,511,116
Costs of services	922,873	1,045,846	2,928,785	3,136,114

Gross margin	640,939	787,609	1,990,840	2,375,002

Selling, general and administrative expenses	496,732	548,579	1,590,865	1,572,167
(Income) loss from investments held in employee deferred compensation trusts	14,275	15,335	(41,363)	110,958
Amortization of intangible assets	720	417	2,162	1,250
Interest income, net	(7,131)	(2,346)	(17,276)	(3,230)
Income before income taxes	136,343	225,624	456,452	693,857
Provision for income taxes	40,798	59,418	132,610	183,591

Net income	$95,545	$166,206	$323,842	$510,266

Diluted net income per share	$0.90	$1.53	$3.04	$4.65

Shares:
Basic	105,340	107,855	105,950	108,630
Diluted	105,810	108,618	106,450	109,630

ROBERT HALF INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
	(Unaudited)		(Unaudited)
SERVICE REVENUES INFORMATION
Contract talent solutions
Finance and accounting	$676,588	$805,229	$2,175,812	$2,417,829
Administrative and customer support	196,565	250,531	626,938	809,578
Technology	170,574	216,735	546,432	648,252
Elimination of intersegment revenues (1)	(100,630)	(132,745)	(341,228)	(414,493)
Total contract talent solutions	943,097	1,139,750	3,007,954	3,461,166
Permanent placement talent solutions	139,931	182,329	445,922	569,207
Protiviti	480,784	511,376	1,465,749	1,480,743
Total service revenues	$1,563,812	$1,833,455	$4,919,625	$5,511,116
(1) Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to the Company’s Protiviti segment in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line.

	Three Months Ended September 30,				Nine Months Ended September 30,
	2023		2022		2023		2022
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
	(Unaudited)				(Unaudited)
BUSINESS SEGMENT INCOME INFORMATION:
Contract talent solutions	$58,475	6.2%	$120,048	10.5%	$241,937	8.0%	$386,861	11.2%
Permanent placement talent solutions	$19,055	13.6%	$32,178	17.6%	$64,612	14.5%	$106,257	18.7%
Protiviti	$52,402	10.9%	$71,469	14.0%	$134,789	9.2%	$198,759	13.4%

	September 30,
	2023	2022
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$729,472	$593,348
Accounts receivable, net	$941,121	$1,101,305
Total assets	$3,021,050	$2,910,585
Total current liabilities	$1,276,278	$1,234,249
Total stockholders’ equity	$1,579,971	$1,490,917

	Nine Months Ended September 30,
	2023		2022
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$37,963		$34,769
Capitalized cloud computing implementation costs	$28,479		$29,697
Capital expenditures	$34,149		$48,637
Open market repurchases of common stock (shares)	2,362	2362	2,493

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the SEC. To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expenses; combined segment income; and as adjusted revenue growth rates.
The following measures: adjusted gross margin and adjusted selling, general and administrative expenses, include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Combined segment income is income before income taxes, adjusted for interest income and amortization of intangible assets. The Company provides combined segment income because it is how management evaluates performance.
As adjusted revenue growth rates represent year-over-year revenue growth rates after removing the impacts on reported revenues from the changes in the number of billing days and foreign currency exchange rates. The Company provides this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The impacts from the changes in billing days and foreign currency exchange rates are calculated as follows:
•Billing days impact is calculated by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all functional specializations and segments.
•Foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED GROSS MARGIN (UNAUDITED):
(in thousands)

	Three Months Ended September 30,				Relationships				Nine Months Ended September 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
Gross Margin
Contract talent solutions	$375,158	$449,579	$375,158	$449,579	39.8%	39.4%	39.8%	39.4%	$1,197,419	$1,376,293	$1,197,419	$1,376,293	39.8%	39.8%	39.8%	39.8%
Permanent placement talent solutions	139,681	182,034	139,681	182,034	99.8%	99.8%	99.8%	99.8%	445,051	568,147	445,051	568,147	99.8%	99.8%	99.8%	99.8%
Total talent solutions	514,839	631,613	514,839	631,613	47.5%	47.8%	47.5%	47.8%	1,642,470	1,944,440	1,642,470	1,944,440	47.6%	48.2%	47.6%	48.2%
Protiviti	126,100	155,996	123,255	153,296	26.2%	30.5%	25.6%	30.0%	348,370	430,562	355,621	412,603	23.8%	29.1%	24.3%	27.9%
Total	$640,939	$787,609	$638,094	$784,909	41.0%	43.0%	40.8%	42.8%	$1,990,840	$2,375,002	$1,998,091	$2,357,043	40.5%	43.1%	40.6%	42.8%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the three months ended September 30, 2023 and 2022:

	Three Months Ended September 30, 2023										Three Months Ended September 30, 2022
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$375,158	39.8%	$139,681	99.8%	$514,839	47.5%	$126,100	26.2%	$640,939	41.0%	$449,579	39.4%	$182,034	99.8%	$631,613	47.8%	$155,996	30.5%	$787,609	43.0%
Adjustments (1)	—	—	—	—	—	—	(2,845)	(0.6%)	(2,845)	(0.2%)	—	—	—	—	—	—	(2,700)	(0.5%)	(2,700)	(0.2%)
As Adjusted	$375,158	39.8%	$139,681	99.8%	$514,839	47.5%	$123,255	25.6%	$638,094	40.8%	$449,579	39.4%	$182,034	99.8%	$631,613	47.8%	$153,296	30.0%	$784,909	42.8%

The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the nine months ended September 30, 2023 and 2022:

	Nine Months Ended September 30, 2023										Nine Months Ended September 30, 2022
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$1,197,419	39.8%	$445,051	99.8%	$1,642,470	47.6%	$348,370	23.8%	$1,990,840	40.5%	$1,376,293	39.8%	$568,147	99.8%	$1,944,440	48.2%	$430,562	29.1%	$2,375,002	43.1%
Adjustments (1)	—	—	—	—	—	—	7,251	0.5%	7,251	0.1%	—	—	—	—	—	—	(17,959)	(1.2%)	(17,959)	(0.3%)
As Adjusted	$1,197,419	39.8%	$445,051	99.8%	$1,642,470	47.6%	$355,621	24.3%	$1,998,091	40.6%	$1,376,293	39.8%	$568,147	99.8%	$1,944,440	48.2%	$412,603	27.9%	$2,357,043	42.8%
(1)Changes in the Company’s employee deferred compensation plan obligations related to Protiviti operations are included in costs of services, while the related investment (income) loss is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED):
(in thousands)

	Three Months Ended September 30,				Relationships				Nine Months Ended September 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
Selling, General and Administrative Expenses
Contract talent solutions	$306,503	$318,462	$316,683	$329,531	32.5%	27.9%	33.6%	28.9%	$985,967	$907,886	$955,482	$989,432	32.8%	26.2%	31.8%	28.6%
Permanent placement talent solutions	119,376	148,290	120,626	149,856	85.3%	81.3%	86.2%	82.2%	384,066	450,437	380,439	461,890	86.1%	79.1%	85.3%	81.1%
Total talent solutions	425,879	466,752	437,309	479,387	39.3%	35.3%	40.4%	36.3%	1,370,033	1,358,323	1,335,921	1,451,322	39.7%	33.7%	38.7%	36.0%
Protiviti	70,853	81,827	70,853	81,827	14.7%	16.0%	14.7%	16.0%	220,832	213,844	220,832	213,844	15.1%	14.4%	15.1%	14.4%
Total	$496,732	$548,579	$508,162	$561,214	31.8%	29.9%	32.5%	30.6%	$1,590,865	$1,572,167	$1,556,753	$1,665,166	32.3%	28.5%	31.6%	30.2%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the three months ended September 30, 2023 and 2022:

	Three Months Ended September 30, 2023										Three Months Ended September 30, 2022
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$306,503	32.5%	$119,376	85.3%	$425,879	39.3%	$70,853	14.7%	$496,732	31.8%	$318,462	27.9%	$148,290	81.3%	$466,752	35.3%	$81,827	16.0%	$548,579	29.9%
Adjustments (1)	10,180	1.1%	1,250	0.9%	11,430	1.1%	—	—	11,430	0.7%	11,069	1.0%	1,566	0.9%	12,635	1.0%	—	—	12,635	0.7%
As Adjusted	$316,683	33.6%	$120,626	86.2%	$437,309	40.4%	$70,853	14.7%	$508,162	32.5%	$329,531	28.9%	$149,856	82.2%	$479,387	36.3%	$81,827	16.0%	$561,214	30.6%

The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the nine months ended September 30, 2023 and 2022:

	Nine Months Ended September 30, 2023										Nine Months Ended September 30, 2022
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$985,967	32.8%	$384,066	86.1%	$1,370,033	39.7%	$220,832	15.1%	$1,590,865	32.3%	$907,886	26.2%	$450,437	79.1%	$1,358,323	33.7%	$213,844	14.4%	$1,572,167	28.5%
Adjustments (1)	(30,485)	(1.0%)	(3,627)	(0.8%)	(34,112)	(1.0)%	—	—	(34,112)	(0.7%)	81,546	2.4%	11,453	2.0%	92,999	2.3%	—	—	92,999	1.7%
As Adjusted	$955,482	31.8%	$380,439	85.3%	$1,335,921	38.7%	$220,832	15.1%	$1,556,753	31.6%	$989,432	28.6%	$461,890	81.1%	$1,451,322	36.0%	$213,844	14.4%	$1,665,166	30.2%
(1)Changes in the Company’s employee deferred compensation plan obligations related to talent solutions operations are included in selling, general and administrative expenses, while the related investment (income) loss is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
COMBINED SEGMENT INCOME (UNAUDITED):
(in thousands)

The following tables provide reconciliations of the non-GAAP combined segment income to reported income before income taxes for the three and nine months ended September 30, 2023 and 2022:

	Three Months Ended September 30,				Nine Months Ended September 30,
	2023		2022		2023		2022
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Income before income taxes	$136,343	8.7%	$225,624	12.3%	$456,452	9.3%	$693,857	12.6%
Interest income, net	(7,131)	(0.4%)	(2,346)	(0.1%)	(17,276)	(0.3%)	(3,230)	0.0%
Amortization of intangible assets	720	0.0%	417	0.0%	2,162	0.0%	1,250	0.0%
Combined segment income	$129,932	8.3%	$223,695	12.2%	$441,338	9.0%	$691,877	12.6%

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2022			2023			2022			2023
	Q2	Q3	Q4	Q1	Q2	Q3	Q2	Q3	Q4	Q1	Q2	Q3
Global
Finance and accounting	22.1	9.9	-0.1	-3.0	-11.0	-16.0	24.4	12.8	2.9	-3.1	-10.8	-15.2
Administrative and customer support	4.2	-10.3	-21.2	-23.0	-23.0	-21.5	6.3	-7.8	-18.8	-23.2	-23.0	-21.2
Technology	12.3	0.6	-2.1	-9.0	-16.7	-21.3	13.9	2.5	0.5	-9.3	-16.2	-20.0
Elimination of intersegment revenues (1)	-3.8	-23.1	-14.5	-12.8	-16.5	-24.2	-1.9	-20.8	-11.5	-12.7	-16.5	-23.8
Total contract talent solutions	19.2	8.1	-4.0	-7.8	-14.3	-17.3	21.3	10.7	-1.2	-8.0	-14.0	-16.4
Permanent placement talent solutions	39.3	16.5	-1.4	-16.1	-25.4	-23.3	42.6	20.3	2.4	-15.8	-25.0	-22.5
Total talent solutions	21.7	9.2	-3.7	-9.0	-15.9	-18.1	24.0	12.0	-0.8	-9.1	-15.6	-17.3
Protiviti	8.4	2.0	0.8	4.6	-1.2	-6.0	10.8	4.8	4.0	4.4	-1.0	-4.9
Total	17.9	7.1	-2.4	-5.4	-12.0	-14.7	20.2	9.9	0.6	-5.6	-11.7	-13.8

United States
Contract talent solutions	22.7	11.3	-3.4	-8.6	-16.0	-20.7	22.7	11.3	-2.9	-9.9	-15.9	-19.2
Permanent placement talent solutions	44.3	22.4	1.4	-16.9	-26.2	-26.9	44.3	22.4	1.9	-18.1	-26.1	-25.5
Total talent solutions	25.2	12.6	-2.9	-9.7	-17.4	-21.5	25.2	12.6	-2.4	-11.0	-17.2	-20.0
Protiviti	8.3	4.1	3.6	7.5	-2.4	-7.4	8.3	4.1	4.1	5.9	-2.3	-5.6
Total	20.2	10.0	-1.1	-5.2	-13.3	-17.5	20.2	10.0	-0.6	-6.6	-13.2	-15.9

International
Contract talent solutions	7.0	-3.2	-6.3	-4.7	-7.6	-3.1	16.6	8.7	5.3	-1.2	-6.2	-4.9
Permanent placement talent solutions	28.0	2.9	-7.5	-14.0	-23.4	-13.0	39.0	15.4	4.3	-10.5	-21.9	-14.2
Total talent solutions	10.5	-2.2	-6.5	-6.4	-10.6	-4.8	20.3	9.8	5.2	-2.9	-9.2	-6.6
Protiviti	8.6	-6.3	-9.2	-5.7	3.3	0.3	20.6	7.3	3.7	-1.5	4.2	-1.5
Total	10.0	-3.3	-7.3	-6.2	-7.0	-3.5	20.4	9.1	4.8	-2.5	-5.8	-5.3
(1)Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates the billing day impact by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all functional specializations and segments.
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. The foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The term “As Adjusted” means that the impact of different billing days and constant currency fluctuations are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein, on Pages 10-12.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q2 2022	Q3 2022	Q4 2022	Q1 2022	Q2 2023	Q3 2023
Finance and accounting
As Reported	22.1	9.9	-0.1	-3.0	-11.0	-16.0
Billing Days Impact	0.0	0.2	0.8	-1.3	0.1	1.6
Currency Impact	2.3	2.7	2.2	1.2	0.1	-0.8
As Adjusted	24.4	12.8	2.9	-3.1	-10.8	-15.2

Administrative and customer support
As Reported	4.2	-10.3	-21.2	-23.0	-23.0	-21.5
Billing Days Impact	0.0	0.1	0.7	-1.1	0.1	1.4
Currency Impact	2.1	2.4	1.7	0.9	-0.1	-1.1
As Adjusted	6.3	-7.8	-18.8	-23.2	-23.0	-21.2

Technology
As Reported	12.3	0.6	-2.1	-9.0	-16.7	-21.3
Billing Days Impact	0.0	0.1	0.9	-1.3	0.1	1.5
Currency Impact	1.6	1.8	1.7	1.0	0.4	-0.2
As Adjusted	13.9	2.5	0.5	-9.3	-16.2	-20.0

Elimination of intersegment revenues
As Reported	-3.8	-23.1	-14.5	-12.8	-16.5	-24.2
Billing Days Impact	0.0	0.2	0.8	-1.3	0.1	1.4
Currency Impact	1.9	2.1	2.2	1.4	-0.1	-1.0
As Adjusted	-1.9	-20.8	-11.5	-12.7	-16.5	-23.8

Total contract talent solutions
As Reported	19.2	8.1	-4.0	-7.8	-14.3	-17.3
Billing Days Impact	0.0	0.1	0.8	-1.3	0.1	1.6
Currency Impact	2.1	2.5	2.0	1.1	0.2	-0.7
As Adjusted	21.3	10.7	-1.2	-8.0	-14.0	-16.4

Permanent placement talent solutions
As Reported	39.3	16.5	-1.4	-16.1	-25.4	-23.3
Billing Days Impact	0.0	0.2	0.8	-1.1	0.1	1.5
Currency Impact	3.3	3.6	3.0	1.4	0.3	-0.7
As Adjusted	42.6	20.3	2.4	-15.8	-25.0	-22.5

Total talent solutions
As Reported	21.7	9.2	-3.7	-9.0	-15.9	-18.1
Billing Days Impact	0.0	0.1	0.8	-1.2	0.1	1.5
Currency Impact	2.3	2.7	2.1	1.1	0.2	-0.7
As Adjusted	24.0	12.0	-0.8	-9.1	-15.6	-17.3

Protiviti
As Reported	8.4	2.0	0.8	4.6	-1.2	-6.0
Billing Days Impact	0.0	0.2	0.8	-1.5	0.2	1.8
Currency Impact	2.4	2.6	2.4	1.3	0.0	-0.7
As Adjusted	10.8	4.8	4.0	4.4	-1.0	-4.9

Total
As Reported	17.9	7.1	-2.4	-5.4	-12.0	-14.7
Billing Days Impact	0.0	0.2	0.8	-1.4	0.2	1.6
Currency Impact	2.3	2.6	2.2	1.2	0.1	-0.7
As Adjusted	20.2	9.9	0.6	-5.6	-11.7	-13.8

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Contract talent solutions
As Reported	22.7	11.3	-3.4	-8.6	-16.0	-20.7
Billing Days Impact	0.0	0.0	0.5	-1.3	0.1	1.5
Currency Impact	―	―	―	―	―	―
As Adjusted	22.7	11.3	-2.9	-9.9	-15.9	-19.2

Permanent placement talent solutions
As Reported	44.3	22.4	1.4	-16.9	-26.2	-26.9
Billing Days Impact	0.0	0.0	0.5	-1.2	0.1	1.4
Currency Impact	―	―	―	―	―	―
As Adjusted	44.3	22.4	1.9	-18.1	-26.1	-25.5

Total talent solutions
As Reported	25.2	12.6	-2.9	-9.7	-17.4	-21.5
Billing Days Impact	0.0	0.0	0.5	-1.3	0.2	1.5
Currency Impact	―	―	―	―	―	―
As Adjusted	25.2	12.6	-2.4	-11.0	-17.2	-20.0

Protiviti
As Reported	8.3	4.1	3.6	7.5	-2.4	-7.4
Billing Days Impact	0.0	0.0	0.5	-1.6	0.1	1.8
Currency Impact	―	―	―	―	―	―
As Adjusted	8.3	4.1	4.1	5.9	-2.3	-5.6

Total
As Reported	20.2	10.0	-1.1	-5.2	-13.3	-17.5
Billing Days Impact	0.0	0.0	0.5	-1.4	0.1	1.6
Currency Impact	―	―	―	―	―	―
As Adjusted	20.2	10.0	-0.6	-6.6	-13.2	-15.9

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Contract talent solutions
As Reported	7.0	-3.2	-6.3	-4.7	-7.6	-3.1
Billing Days Impact	0.2	0.5	2.1	-1.7	0.6	1.8
Currency Impact	9.4	11.4	9.5	5.2	0.8	-3.6
As Adjusted	16.6	8.7	5.3	-1.2	-6.2	-4.9

Permanent placement talent solutions
As Reported	28.0	2.9	-7.5	-14.0	-23.4	-13.0
Billing Days Impact	0.2	0.6	2.2	-1.6	0.5	1.6
Currency Impact	10.8	11.9	9.6	5.1	1.0	-2.8
As Adjusted	39.0	15.4	4.3	-10.5	-21.9	-14.2

Total talent solutions
As Reported	10.5	-2.2	-6.5	-6.4	-10.6	-4.8
Billing Days Impact	0.1	0.5	2.2	-1.7	0.6	1.7
Currency Impact	9.7	11.5	9.5	5.2	0.8	-3.5
As Adjusted	20.3	9.8	5.2	-2.9	-9.2	-6.6

Protiviti
As Reported	8.6	-6.3	-9.2	-5.7	3.3	0.3
Billing Days Impact	0.2	0.5	2.1	-1.7	0.7	1.8
Currency Impact	11.8	13.1	10.8	5.9	0.2	-3.6
As Adjusted	20.6	7.3	3.7	-1.5	4.2	-1.5

Total
As Reported	10.0	-3.3	-7.3	-6.2	-7.0	-3.5
Billing Days Impact	0.2	0.5	2.2	-1.7	0.5	1.7
Currency Impact	10.2	11.9	9.9	5.4	0.7	-3.5
As Adjusted	20.4	9.1	4.8	-2.5	-5.8	-5.3